UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 25, 2023

ELME COMMUNITIES
(Exact name of registrant as specified in its charter)

Maryland	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	ELME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Election of Directors

At Elme Communities' ("Elme") 2023 annual meeting of shareholders held on May 25, 2023 (the "annual meeting"), Elme’s shareholders elected Jennifer S. Banner as a trustee of the Board of Trustees (the "Board") to serve until Elme’s 2024 annual meeting of shareholders and until her successor is elected and qualifies. Ms. Banner received the following votes:

For	Against	Abstain	Broker Non-Votes
74,513,611	538,677	59,185	5,584,486

Elme’s shareholders also elected Benjamin S. Butcher as a trustee of the Board to serve until Elme’s 2024 annual meeting of shareholders and until his successor is elected and qualifies. Mr. Butcher received the following votes:

For	Against	Abstain	Broker Non-Votes
74,422,143	623,567	65,763	5,584,486

Elme's shareholders also elected Ellen M. Goitia as a trustee of the Board to serve until Elme's 2024 annual meeting of shareholders and until her successor is elected and qualifies. Ms. Goitia received the following votes:

For	Against	Abstain	Broker Non-Votes
74,296,173	767,557	47,743	5,584,486

Elme's shareholders also elected Paul T. McDermott as a trustee of the Board to serve until Elme's 2024 annual meeting of shareholders and until his successor is elected and qualifies. Mr. McDermott received the following votes:

For	Against	Abstain	Broker Non-Votes
72,392,875	2,655,303	63,295	5,584,486

Elme's shareholders also elected Thomas H. Nolan, Jr. as a trustee of the Board to serve until Elme's 2024 annual meeting of shareholders and until his successor is elected and qualifies. Mr. Nolan received the following votes:

For	Against	Abstain	Broker Non-Votes
73,886,460	1,169,282	55,731	5,584,486

Elme's shareholders also elected Anthony L. Winns as a trustee of the Board to serve until Elme's 2024 annual meeting of shareholders and until his successor is elected and qualifies. Mr. Winns received the following votes:

For	Against	Abstain	Broker Non-Votes
73,295,692	1,753,424	62,357	5,584,486

Advisory Vote to Approve Named Executive Officer Compensation

Elme's shareholders approved, by nonbinding advisory vote, the compensation paid to Elme's named executive officers. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
70,872,708	4,056,204	182,561	5,584,486

Advisory Vote on Frequency of Advisory Vote on Named Executive Officer Compensation

Elme's shareholders approved, by nonbinding advisory vote, the holding of the advisory vote on named executive officers compensation every one year. This proposal received the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
72,353,419	110,881	2,551,116	96,057	5,584,486

Consistent with the recommendation of Elme’s Board and the vote of the shareholders at its annual meeting, Elme confirms that it will include a non-binding shareholder advisory vote on executive compensation in Elme’s proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than the annual shareholders meeting in 2029.

Ratification of Ernst & Young as Elme's Independent Registered Public Accounting Firm

Elme's shareholders ratified the appointment of Ernst & Young LLP as Elme's independent registered public accounting firm for the fiscal year ending December 31, 2023. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
79,081,977	1,488,966	125,016	—

The results reported above are final voting results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELME COMMUNITIES
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Senior Vice President, Chief Accounting Officer

May 30, 2023
(Date)